The Massachusetts Health & Education Tax-Exempt Trust

77Q1(a):

Copies of material amendments to Registrant’s by-laws

Amended and Restated By-Laws of the Registrant is hereby incorporated by reference to the Registrant’s Form 8-K filed on September 9, 2010 (SEC Accession No. 0001193125-10-207491 (34 Act)).